EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AFTERMASTER, INC. (the “Company”) on Form 10-Q for the period ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Larry Ryckman, President and Chief Executive Officer of the Company, and I, Mirella Chavez, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

AFTERMASTER, INC.

Date: November 14, 2019	By:	/s/ Larry Ryckman
Larry Ryckman
President and Chief Executive Officer

AFTERMASTER, INC.

Date: November 14, 2019	By:	/s/ Mirella Chavez
Mirella Chavez
Chief Financial Officer and Chief Accounting Officer